Quarterly Data (Unaudited)	12 Months Ended
Dec. 31, 2010
Quarterly Data (Unaudited)
Quarterly Data (Unaudited)

NOTE 19.  Quarterly Data (Unaudited)

(Millions, except per-share amounts) 2010	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year 2010
Net sales	$6,348	$6,731	$6,874	$6,709	$26,662
Cost of sales	3,238	3,435	3,583	3,575	13,831
Net income attributable to 3M	930	1,121	1,106	928	4,085
Earnings per share attributable to 3M common shareholders — basic	1.31	1.57	1.55	1.30	5.72
Earnings per share attributable to 3M common shareholders — diluted	1.29	1.54	1.53	1.28	5.63

(Millions, except per-share amounts) 2009	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year 2009
Net sales	$5,089	$5,719	$6,193	$6,122	$23,123
Cost of sales	2,772	2,977	3,171	3,189	12,109
Net income attributable to 3M	518	783	957	935	3,193
Earnings per share attributable to 3M common shareholders — basic	0.75	1.12	1.36	1.32	4.56
Earnings per share attributable to 3M common shareholders — diluted	0.74	1.12	1.35	1.30	4.52

Gross profit is calculated as net sales minus cost of sales. In the first quarter of 2010, a charge resulting from the March 2010 enactment of the Patient Protection and Affordable Care Act, including modifications made in the Health Care and Education Reconciliation Act of 2010, decreased net income attributable to 3M by $84 million ($0.12 per diluted share impact on year 2010). In 2009, restructuring charges, partially offset by a gain on sale of real estate, decreased net income attributable to 3M by $119 million, or $0.17 per diluted share, with $45 million ($0.07 per diluted share) in the first quarter, $60 million ($0.08 per diluted share) in the second quarter and $14 million ($0.02 per diluted share) in the third quarter.